UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2007

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of		I.D. No.)
incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 27, 2007, the registrant filed a Current Report on Form 8-K discussing certain information regarding its loan portfolio, and attached a copy of a press release as Exhibit 99.1 to such Current Report. The press release contained a typographical error by providing that the registrant’s loan loss allowance at June 30, 2007 is “$1,169,000.” The registrant’s correct loan loss allowance at June 30, 2007 is $1,669,000. Registrant is filing this Current Report on Form 8-K/A to correct this typographical error. A copy of the corrected press release is attached as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference. Except for the correction of the typographical error referenced above, this Form 8-K/A does not update, modify or amend any disclosure set forth in the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

	99.1	Press release dated November 26, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

Date: November 28, 2007	By:	/s/ Simeon Brinberg
Simeon Brinberg Senior Vice President